                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 1999 included in Western Wireless Corporation's Form 10-K for the year ended December 31, 1998 (Commission File No. 000-28160) and to all references to our Firm included in this Registration Statement.

/s/  ARTHUR ANDERSEN LLP

Seattle, Washington
August 30, 1999